SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): FEBRUARY 28, 2003
                                                        -----------------------


                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-5901                  13-2581181
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(State or other                      (Commission              (IRS Employer
jurisdiction of incorporation         File Number)           Identification No.)
or organization)


200 MADISON AVENUE
NEW YORK, NEW YORK                                              10016
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:     (212) 592-2700
                                                        -----------------------


                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1     Press Release, dated February 28, 2003

         * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.



Item 9.  REGULATION FD DISCLOSURE.

                  On February 28, 2003, Fab Industries, Inc. issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this item.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FAB INDUSTRIES, INC.


Dated:  February 28, 2003          By:  /s/ Samson Bitensky
                                        ---------------------------------------
                                        Name:   Samson Bitensky
                                        Title:  Chairman of the Board and Chief
                                                Executive Officer

                                INDEX TO EXHIBITS


         99.1             Press Release, dated February 28, 2003